UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Circuit City Stores Inc.

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CARMAX

FORWARD-LOOKING STATEMENT

This presentation contains forward-looking statements, which are subject to risks and uncertainties, including, but not limited to, risks associated with plans to separate the CarMax business from Circuit City Stores, Inc. and create an independent, separately traded public company. Additional discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations is contained in the Circuit City Stores, Inc. and CarMax, Inc. SEC filings.

SEPARATION OVERVIEW

Shareholder Vote:	September 10, 2002
Distribution:	±.314 KMX shares per CC share
Separation Date:	October 1, 2002
Tax Status:	Tax-free distribution

Right Structure for Both Companies

CARMAX TODAY
Used-Car Superstores


Sacramento
1
Los Angeles
1
Chicago
6
Richmond
4
1
Raleigh
Greensboro
1
1
1
Nashville
1
Charlotte
1
3
Atlanta
4
Dallas / Fort Worth
San Antonio
1
Houston
4
1
2
3

- Nation's leading used-car specialist
- Pioneered used-car superstore –1993
- Operate 36 used-car superstores
- FY02:
  - Sales $3.5Bn
  - Net profit $91MM

CARMAX HISTORY

- 1996/97:
  - 6 stores open
  - National rollout/IPO
- IPO plan:
  - 70-80 superstores
  - 5 years

CARMAX

CARMAX HISTORY

- 22 stores in 24 months
- Missed sales/profit projections
- Reasons:
  - Organizational stress/rapid growth
  - AutoNation
  - New-car incentives
  - Oversizing/understoring

CARMAX HISTORY

- Stopped store pipeline 36 months ago
- Focus: sales/profit improvement
  - Operating productivity
  - Gross margin
  - Corporate overhead
  - Store costs

STRONG REVENUE GROWTH


Revenues
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
($MM)
41% CAGR
$629
$946
$1,599
$2,191
$2,747
$3,518
FY97
FY98
FY99
FY00
FY01
FY02

CARMAX

STRONG EARNINGS GROWTH



120
100
80
60
40
20
0
($MM)
$1MM
$46MM
$91MM
$99-105MM (1)
FY00
FY01
FY02
FY03E

(1) Before one-time separation costs

LEADING ROIC MODEL[1]



ROIC (%)
16
14
12
10
8
6
4
2
0
15.2%
12.8%
12.6%
12.2%
12.1%
10.2%
10.0%
9.0%
HD
BBY
KSS
KMX
WMT
COST
SPLS
Auto Dealer Average (2)

(1) After-tax EBITR/Average invested capital. Invested capital includes operating leases capitalized at 8x.

(2) Auto dealer average includes: ABG, AN, GPI, LAD, SAH and UAG.

Source: Morgan Stanley

CARMAX

WHY CARMAX?

▪ Unique Market Opportunity	→	Enormous Growth Potential
▪ Great Economics	→	Superior Investment Opportunity
▪ Proven Business Model	→	Defensible Competitive Advantage

WHY USED CARS?

- Huge, fragmented business
- Non-commodity
- Stable
- Consumer need

CARMAX

U.S. USED-CAR MARKET HUGE AND FRAGMENTED



$400
$300
$200
$100
$0
$376 Bn
$260 Bn
1-to 6-Year-Old Used Cars
Used Cars
Top 2 Share: 1.5%-2.0%

Source: Manheim Auctions, CNW Research and CarMax Estimates; Home Improvement Research Institute

NON-COMMODITY BUSINESS

- Every used car unique
- No large vendors
- No standard systems, processes
- Complexity creates
  - Value-added opportunities
  - Competitive advantage opportunities

CARMAX

USED-VEHICLE SALES STABLE



% Change New Vehicle Unit Sales
% Change Used-Vehicle Unit Sales
15.0%
10.0%
5.0%
0.0%
(5.0)%
(10.0)%
(15.0)%
1985
1987
1989
1991
1993
1995
1997
1999
2001

Source: Manheim/CNW

CARMAX

WHY CARMAX?

▪ Unique Market Opportunity	→	Enormous Growth Potential
▪ Great Economics	→	Superior Investment Opportunity
▪ Proven Business Model	→	Defensible Competitive Advantage

CARMAX

RESULTS


Used-Car Units
UNITS in 000s
160
140
120
100
80
60
40
20
0
110K+
Comps +13%
130K+
Comps +24%
160K+
FY00
FY01
FY02
Net Earnings
100
80
60
40
20
0
$1mm
!
$46mm
+99%
$91mm
FY00
FY01
FY02
Return on Sales
0
0
0
0
0.1%
1.7%
2.6%
FY00
FY01
FY02

CARMAX

SALES AND PROFIT GROWTH

Sales Growth

- New store openings
- Comp used-unit growth

Profit Growth

- New store openings
- Store margin expansion
- Corporate overhead leverage

CARMAX

CARMAX TODAY
Used Car Superstores

Mid-Sized Markets (9)	Superstores
Richmond	1
Raleigh	1
Charlotte	1
Orlando	1
San Antonio	1
Greenville	1
Nashville	1
Greensboro	1
Sacramento	1
	9

Large Markets (8)	Superstores
Atlanta	3
Baltimore/DC	4
Dallas/Fort Worth	4
Miami/Ft. Lauderdale	3
Houston	4
Chicago	6
Tampa	2
Los Angeles	1
	27

CARMAX

GROWTH PLAN

Superstores


2006E Range: 57 – 65
70
60
50
40
30
20
10
0
# of Stores
1999
2000
2001
2002E
2003E
2004E
2005E
2006E

Source: CarMax Growth Plan, March 2001

CARMAX MARGIN STUCTURE

Gross Profit	$404 MM	83%
CarMax Auto Finance	66 MM	14%
Third-Party Financing Fees	16 MM	3%
Gross Profit + Finance Income	$486 MM	100%

USED CAR FINANCING

- CarMax Auto Finance (Prime)
- Third-Party Lenders
  - Banc of America (prime)
  - AmeriCredit (non-prime)
  - Wells Fargo (non-prime)
  - TransSouth (non-prime)

CARMAX

CARMAX AUTO FINANCE: OPERATION

Consumer Financing

↓

Conduit Facility

- Bank of America
- Monthly sale
- Monthly swaps

↓

Public Securitization

- Every six months
- ± $600 mm
- Fixed rate

CARMAX

CAF HISTORY AND PERFORMANCE

- **Since 1993:** $5.0 Bn + originations
- **Currently:** $1.6 Bn + managed receivables
- **Issued:** $2.5 Bn asset-backed securities in public market

CAF HISTORY AND PERFORMANCE

Consistent Underwriting

Weighted Average Credit Score


750
730
710
690
670
650
630
610
590
570
550
Q1'95
Q3
Q1'96
Q3
Q1'97
Q3
Q1'98
Q3
Q1'99
Q3
Q1'00
Q3
Q1'01
Q3
Q1'02

Source: CarMax Auto Owner Trust Prospectus Supplement, June 2002

CAF HISTORY AND PERFORMANCE

Consistent Underwriting

Weighted Average Loan to Value



100.00%
95.00%
90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
Q1'95
Q3
Q1'96
Q3
Q1'97
Q3
Q1'98
Q3
Q1'99
Q3
Q1'00
Q3
Q1'01
Q3
Q1'02

Source: CarMax Auto Owner Trust Prospectus Supplement, June 2002

CAF HISTORY AND PERFORMANCE

- **Consistent underwriting produces consistent performance**



Static Pool Net Losses as Originated
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 77
1995
1996
1997
1998
1999
2000
2001

Source: CarMax Auto Owner Trust Prospectus Supplement, June 2002

COMPELLING NEW STORE ECONOMICS

Superstore Standard Prototype

Initial Cash Investment: $20-27MM

Net Cash Investment: $2-3MM

	Year 1	Year 3	Year 5
Revenue	$52.5	$66.0	$75.0
Revenue Ramp	70%	88%	100%
Store Operating Profit(1)	$1.6	$3.6	$5.4
Margin	3.0%	5.5%	7.3%
Initial ROIC(2)	9.3%	14.0%	18.3%
Adj. ROIC (w/ S/L)(3)	11.7%	21.8%	30.8%
Adj. ROIC (w/ S/L and Inv. Fin.)(4)	31.7%	54.4%	75.2%

(1) Includes floorplan interest expense. Excludes non-store overhead and income taxes.
(2) Store level after-tax EBITR / Invested Capital
(3) Store level after-tax EBIT / Invested Capital (assuming real estate on Sale/Leaseback)
(4) Store level after-tax EBIT / Invested Capital (assuming real estate on Sale/Leaseback and Inventory financed)

CARMAX

Source: CarMax Growth Plan, March 2001 Press Release

WHY CARMAX?

▪ Unique Market Opportunity	➜	Enormous Growth Potential
▪ Great Economics	➜	Superior Investment Opportunity
▪ Proven Business Model	➜	Defensible Competitive Advantage

CARMAX

PREFERRED CONSUMER OFFER

- Low, no-haggle prices
- Huge selection of late-model used cars
- Guaranteed quality
- Customer-friendly service

PROPRIETARY OPERATING PROCESS



Consumer
Offer
Purchasing/
Inventory
Management
Reconditioning
Information Systems

CARMAX

INFORMATION SYSTEMS



Service Center
We Buy Cars
info info

CARMAX

RECONDITIONING



CARMAX
Jeep

PURCHASING



Certified State Inspectors
CarMax
Certified Technicians

INVENTORY MANAGEMENT

- Core inventory model by store
- Optimal discretionary buys
- Daily price change recommendations

DEFENSIBLE COMPETITIVE ADVANTAGE

- Organization
- Process
- Execution
- Time


CARmax

GAIN ON SALE ASSUMPTIONS

GAIN ON SALE ASSUMPTIONS

FAS 140 DISCLOSURES (5/31)

		10%	(EPS)	20%	(EPS)
Pre-pay	1.5-1.6%	3.8	$.02	7.8	$.05
Default	1.0-1.2%	2.1	$.01	4.3	$.03
Discount	12%	1.4	$.01	2.8	$.02

CARMAX